 EXHIBIT 10.5

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated as of May 5, 2021 by and among (the “Execution Date”), by and between Astro Aerospace, Ltd., a Nevada corporation (the “Company”) and each purchaser identified on the signature pages hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company is conducting a private offering (the “Offering”) consisting of _________ Units, as defined below, with each Unit priced at $2.50 and consisting of one (1) share (“Share”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) and one (1) five-year warrants to purchase shares of the Company’s Common Stock at an exercise price of $5.00 per share (“Warrant”) in the form attached hereto as Exhibit A, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated under Regulation D (“Regulation D”) thereunder in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “Commission”);

WHEREAS, each Purchaser desires to purchase that number of Units set forth on such Purchaser’s signature page attached hereto on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF UNITS

Section 1.1 Purchase and Sale of Units; Form of Payment. Upon the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser severally, but not jointly, shall irrevocably purchase from the Company such number of Units as is set forth on such Purchaser’s signature page hereto in exchange for payment by such Purchaser of the amount (the “Purchase Price”) as is set forth on such Purchaser’s signature page hereto. Each Purchaser shall deliver its respective Purchase Price for the Units to be issued and sold to such Purchaser at the Closing by wire transfer of immediately available funds.

Section 1.2 Offering Period; Closing. The Units will be offered for sale until the earlier of (a) the date upon which subscriptions for all of the Units offered in the Offering have been accepted by the Company; (b) the date upon which the Company elects to terminate the Offering; or (c) ___________, 2021, subject to the right of the Company to extend the Offering for a period of up to 60 days (the “Termination Date”). Each Purchaser acknowledges and understands that the Offering is being made on an a “best efforts” basis and there is no minimum Offering Amount for which subscriptions must be received. Each Purchaser acknowledges and understands that Closings will take place on a “rolling basis” upon the receipt and acceptance by the Company of a subscription for Unit (each, a “Closing”).

Section 1.3 Deliveries at Closings. Subject to the terms and conditions of this Agreement, at each Closing (a) the Company shall issue that number of Units set forth on such Purchaser’s signature page hereto in the name of each such Purchaser; and (b) such Purchaser’s Purchase Price for the Units being purchased by such Purchaser shall be delivered to the Company. Each Purchaser acknowledges and agrees that the Company shall issue certificates evidencing the Common Stock and the Warrants within ten (10) days of each Closing.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to each Purchaser as of each Purchaser’s respective Closing:

Section 2.1 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a party to any joint venture, partnership, or similar arrangement.

Section 2.2 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and are is good standing in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect (as hereafter defined) on the Company’s business or properties.

Section 2.3 Due Authorization, Validly Issued, Etc. All shares of common stock being purchased hereunder and to be issued and the exercise of the Warrant will be (upon issuance in accordance with their terms), duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights with respect to the transactions contemplated by this Agreement, and based in part upon the representations of each Purchaser in this Agreement will be issued in compliance with all applicable securities laws, as presently in effect of the United States and each of the states whose securities laws govern the issuance of the Warrant and such common stock.

Section 2.4 Authorization. All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution and delivery of the Transaction Documents, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares and the shares of Common Stock to be issued upon exercise of the Warrant (collectively, the “Securities”), has been taken or will be taken prior to each Closing, and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

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Section 2.5 Valid Issuance of Shares and the Warrant.

(a) The Shares and the Warrant being purchased by each Purchaser hereunder, based in part upon the representations of the Transaction Documents in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

(b) All outstanding shares of Common Stock of the Company are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

Section 2.6 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents.

Section 2.7 Litigation. There is no action, suit, proceeding, claim or investigation pending or, to the knowledge of the Company, currently threatened against the Company which questions the validity of the Transaction Documents, or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs, or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

Section 2.8 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Articles of Incorporation, as amended to date, or Bylaws or, to its knowledge, of any instrument, judgment, order, writ, decree, mortgage, indenture, lease, license or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal, state, or local statute, rule, or regulation applicable to the Company, except as would not reasonably be expected, singly or in the aggregate, to have a material and adverse effect on the results, operations, properties, prospects or financial condition of the Company and its Subsidiaries taken as a whole (“Material Adverse Effect”). The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not, to the Company’s knowledge, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

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Section 2.9 Compliance with Laws. The conduct of business by the Company as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except such regulation as is applicable to commercial enterprises generally. The Company has not received any notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, and the Company knows of no facts or set of circumstances which would give rise to such a notice.

Section 2.10 Capitalization. As of the Execution Date, the authorized capital stock of the Company consists of (a) 250,000,000 shares of Common Stock, par value of $0.0001 per share, of which approximately [_________] shares of Common Stock are issued and outstanding, (b) 50,000,000 shares of series A preferred stock, of [________] shares of series A preferred stock are issued and outstanding and (c) [_______] shares of series B preferred stock, of which [_____] shares of series B preferred stock are issued and outstanding. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Transaction Documents) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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Section 2.11 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the Execution Date, received notice from the Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section 2.12 SEC Documents; Disclosure. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one (1) year preceding the Execution Date (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and other federal laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments). The Company maintains a system of internal accounting controls appropriate for its size. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is not disclosed by the Company in its financial statements or otherwise that would be reasonably likely to have a Material Adverse Effect. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Transaction Documents or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Transaction Documents will rely on the foregoing representation in effecting transactions in securities of the Company.

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Section 2.13 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the shares issuable upon the exercise of the Warrant, do not and will not: (a) result in a violation of the Company’s certificate or articles of incorporation, by-laws or other organizational or charter documents, (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company or any Subsidiary is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect), nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents (other than any SEC, FINRA or state securities filings that may be required to be made by the Company in connection with any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Transaction Documents herein.

Section 2.14 No Material Adverse Change. No event has occurred that would have a Material Adverse Effect on the Company that has not been disclosed in subsequent SEC filings.

Section 2.15 No General Solicitation; No Integrated Offering. Neither the Company, nor any of their respective affiliates, nor any Person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, any Subsidiary, nor any of their respective affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

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Section 2.16 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company’s material Intellectual Property has expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company of any material Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding the infringement of any Intellectual Property, which could reasonably be expected to have a Material Adverse Effect.

Section 2.17 Environmental Laws. To the Company’s knowledge, the Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.18 Title. Except as disclosed in the SEC Documents, the Company has good and marketable title in fee simple to all real property owned by it and good and marketable title in all personal property owned by it that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens and, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company is held under valid, subsisting and enforceable leases with which the Company is in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

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Section 2.19 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

Section 2.20 Regulatory Permits. The Company possesses all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 2.21 Tax Status. The Company has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 2.22 Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers or directors of the Company and to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of the lesser of (i) $100,000 or (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

Section 2.23 Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Execution Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the articles of incorporation or the laws of the state of its incorporation which is or could become applicable to the Transaction Documents as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

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Section 2.23 Foreign Corrupt Practice. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Section 2.24 Sarbanes-Oxley. The Company is in compliance with all provisions of the Sarbanes-Oxley Act of 2002, as amended, which are applicable to it.

Section 2.25 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Transaction Documents shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Document

Section 2.26 Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 2.27 Accountants. The Company’s accountants are set forth in the SEC Documents and, to the knowledge of the Company, such accountants are an independent registered public accounting firm as required by the Securities Act.

Section 2.28 No Market Manipulation. The Company has, and to its knowledge no Person acting on either of their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 2.29 No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

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Section 2.30 Money Laundering. The Company is in compliance with, and has not previously violated, the USA PATRIOT ACT of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

Section 2.31 Illegal or Unauthorized Payments; Political Contributions. Neither the Company, nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company, any Subsidiary or any other business entity or enterprise with which the Company is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

Section 2.32 Shell Company Status. The Company is not currently an issuer identified in Rule 144(i)(1)(i) under the Securities Act, is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable during the preceding 12 months, and, as of a date at least one year prior to the Execution Date, has filed current “Form 10 information” with the SEC (as defined in Rule 144(i)(3) of the Securities Act) reflecting its status as an entity that is no longer an issuer described in Rule 144(i)(1)(i) of the Securities Act.

Section 2.33 No Other Representations. No representation or warranty or other statement made by the Company in this Agreement or any of the other Transaction Documents, including a officer’s certificate or otherwise in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the statements in this Agreement and the other Transaction Documents, in light of the circumstances in which they were made, not misleading.

Section 2.34 Sole Warranties. The representations and warranties made by the Company in Sections 2.1 through 2.34 above are the sole representations warranties made to the Purchasers by the Company.

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ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing, with respect solely to itself and not with respect to any other Purchaser:

Section 3.1 Authorization. The Transaction Documents constitute valid and legally binding obligations of each Purchaser enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

Section 3.2 Purchase Entirely for Own Account. Each Purchaser represents that it is acquiring (a) the Shares and (b) the Warrants and equity securities issuable upon exercise of the Warrants (collectively, the “Securities”) solely for investment for Investor’s own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such Purchaser of any of the Securities shall constitute confirmation of the representation by such Purchaser that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, pledge, hypothecate or grant participations to such person or to any third person, with respect to any of the Securities.

Section 3.3 Disclosure of Information. Each Purchaser acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Units. Such Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Units.

Section 3.4 No Legal Advice From the Company. Each Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except with respect to the representations, warranties and covenants contained in this Agreement, the Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.5 Accredited Investor. Each Purchaser represents that it is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”), as presently in effect as more particularly specified in the Accredited Investor Certification that the Investor is delivering to the Company prior to the Closing.

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Section 3.6 Restricted Securities. Each Purchaser acknowledges that the Shares, the Warrants (and the equity securities issuable upon exercise of the Warrants) that it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Section 3.7 Not an Affiliate. Each Purchaser represents that it is not an officer, director or “affiliate” (as such term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.8 Organization and Standing. If a Purchaser is an entity, it is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with full right, limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

Section 3.9 Absence of Conflicts. Each Purchaser represents that that execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Purchaser, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which such Purchaser or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by such Purchaser to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which such Purchaser is subject or to which any of its assets, operations or management may be subject.

Section 3.10 Disclosure; Access to Information. Each Purchaser represents that it has had an opportunity to review copies of the SEC Documents filed on behalf of the Company and has had access to all publicly available information with respect to the Company; provided, however, that such Purchaser makes no representation or warranty hereunder with respect to any SEC Document and is relying on the representations and warranties of the Company in Article IV with respect to the SEC Documents.

Section 3.11 Manner of Sale. Each Purchaser represents that at no time was such Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertisement regarding the Securities.

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Section 3.12 Legends. Each Purchaser acknowledges that the certificates evidencing the Shares and the Warrants (and the common stock issuable upon exercise thereof) shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.”

ARTICLE 4

CONDITIONS TO CLOSING

Section 4.1 Conditions Precedent to the Obligation of the Company to Sell the Units. The obligation hereunder of the Company to issue and sell the Units to each Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of Each Purchaser’s Representations and Warranties. The representations and warranties made by each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party qualified as to materiality shall be true and correct at all times prior to and on the Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by each Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

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(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Purchase Price for the Units being purchased by a Purchaser shall have been delivered to the Company.

(e) Delivery of Transaction Documents. Each Purchaser shall have duly executed and delivered to the Company each of the Transaction Documents to which it is a party.

Section 4.2 Conditions Precedent to the Obligation of the Purchasers to Purchase the Units. The obligation hereunder of each Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties made by the Company in this Agreement and each of the other Transaction Documents to which the Company is a party qualified as to materiality shall be true and correct at all times prior to and on the Closing, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in this Agreement and each of the other Transaction Documents to which the Company is a party not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

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(e) Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.

(f) Delivery of Transaction Documents. The Company shall have duly executed and delivered to each Purchaser each of the Transaction Documents to which it is a party.

(g) Delivery of Registration Rights Agreement. The Company shall have delivered to each Purchaser the fully executed Registration Rights Agreement in the form attached hereto as Exhibit B.

(h) No Adverse Changes. Since the date of filing of the Company’s most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

(i) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or FINRA, or otherwise halted for any reason, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market.

(j) DWAC Eligible. The Common Stock is DWAC Eligible and not subject to a “DTC chill.”

(k) SEC Documents. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act (other than Forms 8-K) shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act.

(l) No Violation. No statute, regulation, order, guidance, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state, local or foreign court or governmental authority of competent jurisdiction, including, without limitation, the SEC, which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

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ARTICLE 5
MISCELLANEOUS

Section 5.1 Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 5.2 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and at a majority of the Units and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units, as the case may be, then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of the Units, as the case may be.

Section 5.3 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

[to be added]

If to any Purchaser:

At the address of such Purchaser set forth on such Purchaser’s signature page to this Agreement, with copies to Purchaser’s counsel as set forth on such Purchaser’s signature page to this Agreement or as specified in writing by such Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

Section 5.4 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

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Section 5.6 Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following the Closing, any Purchaser may assign any or all of its rights under this Agreement to any person to whom such Purchaser assigns or transfers any Shares or Warrants comprising the Units, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares or Warrants, by the provisions of the Transaction Documents that apply to the Purchasers.

Section 5.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.9 Governing Law. This Agreement and the other Transaction Documents shall be governed by the laws of the state of New York, without giving effect to principles of conflicts of laws. Each of the Company and the Purchasers (a) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (b) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.9 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereto agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

Section 5.10 Survival. The representations and warranties of the Company and the Purchasers shall survive the execution and delivery hereof and the Closings hereunder for a period of one year following the Closing.

Section 5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of such party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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Section 5.12 Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 5.13 Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

Section 5.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the other Transaction Documents to which it is a party are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Document. Nothing contained herein, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement. The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

Section 5.14 Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Unless otherwise expressly provided, the word “including” shall mean including without limitation. The parties hereto intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of such representation, warranty, or covenant. All words used in this Agreement will be construed to be of such gender or number as the circumstances require.

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Section 5.15 Definitions.

“Agreement” shall have the meaning specified in the preamble hereof.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

“Closing Date” shall mean the date of the Closing hereunder.

“Common Stock” shall mean the Company’s common stock, $0.0001 par value per share, and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Confidential Information” means any information disclosed by either party to this Agreement, or their affiliates, agents or representatives, to the other party to this Agreement, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, formulae, business information, trade secrets, technology, strategies. prototypes, samples, plant and equipment), which may or may not be designated as “Confidential,” “Proprietary” or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten (10) Trading Days after the initial disclosure. Confidential Information may also include information disclosed by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no fault, action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

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“Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall mean any loss, claim, damage, liability, cost and expense (including, without limitation, reasonable attorneys’ fees and disbursements and costs and

“DTC” shall mean The Depository Trust Company, or any successor performing substantially the same function for the Company.

“DWAC” shall mean Deposit Withdrawal at Custodian as defined by the DTC.

“DWAC Eligible” shall mean that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including, without limitation, transfer through DTC’s DWAC system, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the shares of Common Stock issuable upon the exercise of the Warrant, as applicable, are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Shares via DWAC.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Date” shall have the meaning set forth in the preamble to this Agreement.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Intellectual Property” shall mean all trademarks, trademark applications, trade names, service marks, service mark registrations, service names, patents, patent applications, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights.

“Lien” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or any other restriction.

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“Material Adverse Effect” shall mean any effect on the business, operations, properties, or financial condition of the Company and/or the Subsidiaries that is material and adverse to the Company and/or the Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company and/or the Subsidiaries to enter into and/or perform its obligations under any Transaction Document.

“Person” shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” shall mean any of the national exchanges (i.e. NYSE, NYSE AMEX, NASDAQ), or principal quotation systems (i.e. OTCQX, OTCQB, OTC Pink, the OTC Bulletin Board), or other principal exchange or recognized quotation system which is at the time the principal trading platform or market for the Common Stock.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act or any similar provision then in force under the Securities Act.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiary” or “Subsidiaries” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

“Trading Day” shall mean a day on which the Principal Market shall be open for business.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, and all schedules and exhibits hereto and thereto, including, without limitation, the Warrant.

“Transfer Agent” shall mean Action Stock Transfer LTD, the current transfer agent of the Company, and any successor transfer agent of the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

ASTRO AEROSPACE, LTD

By:	/s/ Bruce Bent/
Name:	Bruce Bent
Title:	Chief Executive Officer

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Lallande Poydras Investment Partnership

Signature of Authorized Signatory of Purchaser: /s/ Brian K. McWilliam/

Name of Authorized Signatory: Brian K. McWilliam

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: brian@lallande-poydras.com

Facsimile Number of Authorized Signatory:(647) 494-8662

State of Residency / Domicile: Ontario, Canada

Address for Notice of Purchaser:

Attention: ___________________________

Telephone No.: _______________________

Facsimile No.: ________________________

Address for Delivery of Shares and Warrants (if not same as address for notice):

___________________________________

___________________________________

___________________________________

Attention: ___________________________

Number of Units: 400,000 x $2.50 = $1,000,000 (the “Purchase Price”)

EIN Number or SSN: [PROVIDE THIS UNDER SEPARATE COVER]

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